Exhibit 99.1

Integer Holdings Corporation Announces Launch of Convertible Notes Offering

PLANO, Texas, March 12, 2025 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (the “Company,” “Integer”) (NYSE: ITGR) today announced that it intends to offer, subject to market and other conditions, $750.0 million aggregate principal amount of its convertible senior notes due 2030 (the “Convertible Notes”).

The Company also intends to grant to the initial purchasers of the Convertible Notes an option to purchase up to an additional $125.0 million aggregate principal amount of the Convertible Notes for settlement within a 13-day period beginning on, and including, the first day on which the Convertible Notes are issued.

In connection with the pricing of the Convertible Notes, the Company intends to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes and/or their respective affiliates or other financial institutions (the “option counterparties”). The Company intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions. If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions with the option counterparties.

The Company expects to use a portion of the net proceeds from the offering, and to issue shares of the Company’s common stock, in exchange for a portion of the Company’s existing 2.125% convertible senior notes due 2028 (the “Existing Convertible Notes”) through privately negotiated transactions (the “note exchange transactions”) to be entered into concurrently with the pricing of the Convertible Notes in the offering, and to use the remainder of the net proceeds from the offering, if any, to repay borrowings and any accrued and unpaid interest under the Company’s credit agreement, and any prepayment premium, penalty or other amount, if any, due in connection with such repayment, and for general corporate purposes.

The Convertible Notes will be senior unsecured obligations of the Company and will accrue interest payable semi-annually in arrears. The Convertible Notes will mature on March 15, 2030 unless earlier repurchased, redeemed or converted. Prior to December 15, 2029, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Convertible Notes will be convertible, on the terms set forth in the indenture, into cash up to the aggregate principal amount of the Convertible Notes to be converted and cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted.

The Company may not redeem the Convertible Notes prior to March 20, 2028. The Company may redeem for cash all or any portion of the Convertible Notes, at its option, on or after March 20, 2028, if the last reported sale price of the Company’s common stock has been at least 140% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon conversion of any Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling shares of the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or decrease in the market price of the Company’s common stock or the Convertible Notes, which could affect holders of the Convertible Notes’ ability to convert the Convertible Notes and, to the extent the activity occurs following conversion of the Convertible Notes or during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

In connection with the note exchange transactions, the Company expects that holders of the Existing Convertible Notes who agree to have their Existing Convertible Notes exchanged and who have hedged their equity price risk with respect to such notes (the “hedged holders”) will unwind all or part of their hedge positions by buying the Company’s common stock and/or entering into or unwinding various derivative transactions with respect to the Company’s common stock. The amount of the Company’s common stock to be purchased by the hedged holders or the notional number of shares of the Company’s common stock underlying such derivative transactions may be substantial in relation to the historic average daily trading volume of the Company’s common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of the Company’s common stock, including concurrently with the pricing of the Convertible Notes, resulting in a higher effective conversion price of the Convertible Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Convertible Notes or the Company’s common stock and the corresponding effect on the initial conversion price of the Convertible Notes.

In connection with the issuance of the Existing Convertible Notes, the Company entered into capped call transactions (the “existing option transactions”) with certain financial institutions (the “existing option counterparties”). To the extent the Company effects any note exchange transactions, the Company intends to enter into agreements with the existing option counterparties to terminate a portion of the existing option transactions in a notional amount corresponding to the amount of Existing Convertible Notes exchanged. In connection with any such termination of any of the existing option transactions, the Company expects such existing option counterparties and/or their respective affiliates will enter into or unwind various derivatives with respect to the Company’s common stock and/or buy or sell shares of the Company’s common stock concurrently with or shortly after pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of the Company’s common stock, including concurrently with the pricing of the Convertible Notes, which could affect the conversion price of the Convertible Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Convertible Notes or the Company’s common stock and the corresponding effect on the initial conversion price of the Convertible Notes.

The Convertible Notes, any shares of the Company’s common stock issuable upon conversion of the Convertible Notes, if any, and the shares of the Company’s common stock issued in the note exchange transactions will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Convertible Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This press release does not constitute an offer to exchange the Existing Convertible Notes.

About Integer®
Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMO) in the world, serving the cardiac rhythm management, neuromodulation, and cardio and vascular markets. As a strategic partner of choice to medical device companies and OEMs, the Company is committed to enhancing the lives of patients worldwide by providing innovative, high-quality products and solutions. The Company's brands include Greatbatch Medical® and Lake Region Medical®.

Investor Relations:
Kristen Stewart
551.337.3973
kristen.stewart@integer.net

Media Relations:
Kelly Butler
469.731.6617
kelly.butler@integer.net

Forward-Looking Statements
Some of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements on its current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to the proposed offering, the use of net proceeds from the proposed offering, the capped call transactions, the note exchange transactions and the termination of existing option transactions.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and the Company’s prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary factors. The Company disclaims any obligation to publicly update or revise the forward-looking statements made in this press release as a result of new information, future events or otherwise, except as required by law.

While it is not possible to create a comprehensive list of all factors that may cause actual results to differ from results expressed or implied by such forward-looking statements or that may affect the Company’s future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and in its other periodic filings with the SEC and include the following:

  operational risks, such as the Company’s dependence upon a limited number of customers; pricing pressures and contractual pricing restraints the Company faces from customers; its reliance on third-party suppliers for raw materials, key products and subcomponents; interruptions in its manufacturing operations; its ability to attract, train and retain a sufficient number of qualified associates to maintain and grow its business; the potential for harm to its reputation and competitive advantage caused by quality problems related to its products; its dependence upon its information technology systems and its ability to prevent cyber-attacks and other failures; global climate change and the emphasis on environmental, social and governance matters by various stakeholders; its dependence upon its senior management team and key technical personnel; and consolidation in the healthcare industry resulting in greater competition;
  strategic risks, such as the intense competition the Company faces and its ability to successfully market its products; its ability to respond to changes in technology; its ability to develop new products and expand into new geographic and product markets; and its ability to successfully identify, make and integrate acquisitions to expand and develop its business in accordance with expectations;
  financial and indebtedness risks, such as the Company’s ability to accurately forecast future performance based on operating results that often fluctuate; its significant amount of outstanding indebtedness and its ability to remain in compliance with financial and other covenants under the credit agreement governing its senior secured credit facilities;
  economic and credit market uncertainties that could interrupt the Company’s access to capital markets, borrowings or financial transactions; the conditional conversion feature of the Existing Convertible Notes or the Convertible Notes adversely impacting its liquidity; the conversion of the Existing Convertible Notes or the Convertible Notes diluting ownership interests of existing holders of the Company’s common stock; the counterparty risk associated with the capped call transactions and the existing option transactions; the financial and market risks related to its international operations and sales; its complex international tax profile; and its ability to realize the full value of its intangible assets;
  legal and compliance risks, such as regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; the Company’s ability to protect its intellectual property and proprietary rights; its ability to comply with customer-driven policies and third-party standards or certification requirements; its ability to obtain and/or retain necessary licenses from third parties for new technologies; its ability and the cost to comply with environmental regulations; legal and regulatory risks from its international operations; the fact that the healthcare industry is highly regulated and subject to various regulatory changes; and its business being indirectly subject to healthcare industry cost containment measures that could result in reduced sales of its products.